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                                                                 EXHIBIT 10.30.9


                              AMENDMENT NUMBER NINE
                                       TO
                          THIRD PARTY PLEDGE AGREEMENT
                          ----------------------------

         THIS AMENDMENT NUMBER NINE TO THIRD PARTY PLEDGE AGREEMENT (the "Amendment") is made and entered into as of the 17th day of January, 1997, by and between SUNSTONE HOTEL INVESTORS, L.P., a Delaware limited partnership ("Secured Party"); and ROBERT A. ALTER ("Alter") and CHARLES L. BIEDERMAN ("Biederman; and together with Alter, "Pledgor").

         WHEREAS, the undersigned are parties to that certain Third Party Pledge Agreement entered into as of August 16, 1995, as amended (the "Agreement"); and

         WHEREAS, the undersigned desire to amend the Agreement in order to reflect the purchase of the Ramada Hotel in Cypress, California and the Holiday Inn Harbor View in San Diego, California (the "Hotels") and the execution of the Lease Agreement for such Hotels.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein and in the Agreement, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINED TERMS. For purposes of this Amendment, all capitalized terms used and not otherwise defined herein, shall have the meanings assigned to them in the Agreement.

         2. UNITS PLEDGED. In order to secure the lien of the pledge in favor of Secured Party in the Units pledged to secure the Lease Agreement for the Hotels, Exhibit A to the Agreement is hereby amended and restated in its entirety to read in full as attached hereto as Exhibit A.

         3. FORCE AND EFFECT. Except to the extent modified by this Amendment, all of the terms and provisions of the Agreement shall be unaffected and shall remain in full force and effect. This Amendment shall be deemed part of, and construed in accordance with the Agreement.

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         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

                                     PLEDGOR

                                     /s/ Robert A. Alter
                                     -------------------
                                     Robert A. Alter


                                     /s/ Charles L. Biederman
                                     ------------------------
                                     Charles L. Biederman

                                     SECURED PARTY

                                     SUNSTONE HOTEL INVESTORS, L.P.
                                     a Delaware limited partnership

                                     By:      Sunstone Hotel Investors, Inc.
                                              a Maryland corporation,
                                              Its General Partner

                                              By: /s/ Robert A. Alter
                                                  --------------------
                                                  Robert A. Alter
                                                  Its: President

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                                    EXHIBIT A
                                    ---------

                       Percentage Leases & Pledge of Units

Percentage                        Four        Number of    Third            Initials
Lease                             Months      Units        Anniversary      of
-----                             Base Rent   Pledged      Date             Pledgor
                                  ---------   -------      ----             -------
Hampton Inn -                     $188,750     19,868    August 16, 1998        *
         Denver S.E., CO
Hampton Inn -                     $150,000     15,790    August 16, 1998        *
         Pueblo, CO
Courtyard by Marriott -           $135,000     14,211    August 16, 1998        *
         Fresno, CA
Hampton Inn -                     $158,667     16,702    August 16, 1998        *
         Mesa, AZ
Holiday Inn -                     $125,000     13,158    August 16, 1998        *
         Steamboat Springs,CO
Holiday Inn -                     $142,000     14,947    August 16, 1998        *
         Craig, CO
Holiday Inn -                     $ 53,333      5,614    August 16, 1998        *
         Provo, UT
Hampton Inn -                     $161,000     16,947    August 16, 1998        *
         Silverthorne, CO
Best Western -                    $220,000     23,158    August 16, 1998        *
         Santa Fe, NM
Hampton Inn -                     $132,000     13,895    August 16, 1998        *
         Arcadia, CA
Hampton Inn -                     $139,333     13,933    December 13, 1998      *
         Oakland, CA
Cypress Inn -                     $189,000     17,182    February 2, 1999       *
         Kent, WA
Cypress Inn -                     $107,917      9,811    February 2, 1999       *
         Poulsbo, WA



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
Percentage                         Four         Number of     Third             Initials
Lease                              Months       Units         Anniversary       of
-----                              Base Rent    Pledged       Date              Pledgor
                                   ---------    -------       ----              -------
Cypress Inn -                      $  145,667     13,242     February 2, 1999       *
         Clackamas, WA
Cypress Inn -                      $  121,000     11,000     February 2, 1999       *
         Portland, OR
Courtyard By Marriott -            $  142,000     14,025     April 1, 1999          *
         Riverside, CA
Holiday Inn Select -               $  270,000     24,828     June 28, 1999          *
         Renton, WA
Comfort Suites -                   $  240,000     24,615     August 13, 1999        *
         So. San Francisco, CA
Days Inn -                         $   90,000      9,231     August 13, 1999        *
         Price, UT
Residence Inn -                    $  100,000      9,524     September 20, 1999     *
         Highlands Ranch, CO
Holiday Inn -                      $  100,000      9,090     October 29, 1999       *
         Flagstaff, AZ
Holiday Inn -                      $  268,666     24,424     October 29, 1999       *
         Mesa, AZ
Hampton Inn -                      $  115,400     10,455     October 29, 1999       *
         Tucson, AZ
Radisson Suite -                   $  363,400     29,665     December 19, 1999      *
         Oxnard, CA
Ramada Hotel -                     $  335,530     25,810     January 17, 2000       *
         Cypress, CA
Holiday Inn Harbor View -          $  289,033     22,233     January 17, 2000       *
         San Diego, CA
COMBINED TOTALS:                   $4,482,696    423,358

------------------
* Initialed by Robert A. Alter


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